UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-167219	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 29, 2017, LiveXLive Media, Inc., a Delaware corporation (the “Company”), LXL Music Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Acquisition Sub”), and Slacker, Inc., a Delaware corporation (“Slacker”), completed the previously announced merger of Acquisition Sub with and into Slacker, with Slacker surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of August 25, 2017, by and among the Company, Acquisition Sub, Slacker and Fortis Advisors LLC, in its capacity as the substitute stockholders’ agent in connection with the transactions contemplated by the Merger Agreement, as amended on September 28, 2017, October 30, 2017, December 5, 2017 and December 15, 2017 (as amended, the “Merger Agreement”).

Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) all of the issued and outstanding shares of capital stock of Slacker were converted into the right to receive an aggregate of 6,126,778 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), (ii) 1,675,893 shares of the Company’s Common Stock were issued to payoff Slacker’s Convertible Promissory Notes, which includes payoff of the Incremental Stockholder Loan and additional shares issuable by the Company in connection therewith (each as defined in the Merger Agreement), based on the offering price of $4.00 in the Company’s underwritten public offering consummated on December 27, 2017, and (iii) approximately $2,350,000 was paid by the Company to payoff the Transaction Expenses (as defined in the Merger Agreement) as of the closing of the Merger. After giving effect to the purchase price adjustments, payment of Transaction Expenses by the Company and payment of $150,000 by the Company with respect to stockholders’ agent fees and expenses, which amounts are held in escrow, no cash was paid by the Company to the holders of Slacker’s capital stock at the closing of the Merger. Pursuant to the terms of the Merger Agreement, the Company did not assume any outstanding warrants and options to acquire any shares of capital stock of Slacker and such securities were terminated and cancelled in connection with the Merger. No fractional shares of Common Stock were issued in connection with the Merger. Instead, any fraction of the Company’s Common Stock due under the Merger Agreement were rounded down to the nearest whole share in accordance with the Merger Agreement.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2017, Amendment No. 1 to the Merger Agreement, dated as of September 28, 2017, which was attached as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 5, 2017, Amendment No. 2 to the Merger Agreement, dated as of October 30, 2017, which was attached as Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed with the SEC on November 3, 2017, Amendment No. 3 to the Merger Agreement, dated as of December 5, 2017, which was attached as Exhibit 2.4 to the Company’s Current Report on Form 8-K, filed with the SEC on December 26, 2017, and Amendment No. 4 to the Merger Agreement, dated as of December 15, 2017, which was attached as Exhibit 2.7 to the Company’s Registration Statement on Form S-1/A, Amendment No. 6, filed with the SEC on December 21, 2017, the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, in connection with the Merger, the Company issued an aggregate of 6,126,778 shares of Common Stock to the existing shareholders of Slacker (inclusive of shares held in escrow in accordance with the Merger Agreement) and 1,675,893 shares of Common Stock to payoff Slacker’s Convertible Promissory Notes, which includes payoff of the Incremental Stockholder Loan and additional shares issuable by the Company in connection therewith.

The number of shares of Common Stock issued, the nature of the Merger, and the nature and amount of consideration received by the Company are described in Item 2.01 of this Current Report on Form 8-K (this “Current Report”), which is incorporated by reference into this Item 3.02. Such sales were exempt from registration under Section 4(a)(2) and/or Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder.

Item 8.01.	Other Events.

On January 5, 2018, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein. The Company’s filing under this Item 8.01 is not an admission as to the materiality of any information reported under this Item 8.01 that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Slacker as of December 31, 2016 and December 31, 2015 and for the years then ended, as well as the unaudited financial statements of Slacker as of and for the nine months ended September 30, 2017, are incorporated by reference herein from Exhibits 99.2 and 99.3, respectively, to this Current Report.

(b)        Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of the Company and Slacker as of and for the nine months ended September 30, 2017 and for the twelve months ended March 31, 2017 shall be filed by an amendment to this Current Report as soon as practicable and not later than 71 calendar days after the date that this Current Report must be filed.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 25, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Columbia Capital Equity Partners V (QP), L.P., in its capacity as the Stockholders’ Agent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 31, 2017).

2.2	Amendment No. 1 to Merger Agreement, dated as of September 28, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Columbia Capital Equity Partners V (QP), L.P., in its capacity as the Stockholders’ Agent (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the SEC on October 5, 2017).

2.3	Amendment No. 2 to Merger Agreement, dated as of October 30, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Fortis Advisors LLC, in its capacity as the substitute Stockholders’ Agent (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed with the SEC on November 3, 2017).

2.4	Amendment No. 3 to Merger Agreement, dated as of December 5, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Fortis Advisors LLC, in its capacity as the substitute Stockholders’ Agent (incorporated by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K, filed with the SEC on December 26, 2017).

2.5	Amendment No. 4 to Merger Agreement, dated as of December 15, 2017, by and among LiveXLive Media, Inc., LXL Music Acquisition Corp., Slacker, Inc. and Fortis Advisors LLC, in its capacity as the substitute Stockholders’ Agent (incorporated by reference to Exhibit 2.7 to the Company’s Registration Statement on Form S-1/A, Amendment No. 6, filed with the SEC on December 21, 2017).

99.1*	Press release, dated January 5, 2018.

99.2	Audited financial statements of Slacker, Inc. as of and for the years ended December 31, 2016 and December 31, 2015 (incorporated by reference to the Company’s Registration Statement on Form S-1/A, Amendment No. 5, filed with the SEC on December 15, 2017).

99.3	Unaudited financial statements of Slacker, Inc. as of and for the nine months ended September 30, 2017 and September 30, 2016(incorporated by reference to the Company’s Registration Statement on Form S-1/A, Amendment No. 5, filed with the SEC on December 15, 2017).

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
Dated: January 5, 2018	Title:	Chief Executive Officer and Chairman of the Board of Directors

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